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[PEERY/ARRILLAGA LETTERHEAD]

                                                                   EXHIBIT 10.14

December 11, 1997

Mr. Stan Jacobs
SMITHKLINE BEECHAM CORPORATION
One Franklin Plaza
200 N. 16th Street
Philadelphia PA 19102

Re: CONSENT TO ASSIGNMENT BETWEEN SMITHKLINE BEECHAM CORPORATION AND DIADEXUS LLC with respect to Lease Agreement Dated June 26, 1997 By and Between the John Arrillaga Survivor's Trust and the Richard T. Peery Separate Property Trust, as Landlord, and SmithKline Beecham Corporation, as Tenant, for Leased Premises at 3233 Scott Blvd., Suite 102, Santa Clara, California

Gentlemen:

As an accommodation to SmithKline Beecham Corporation, and pursuant to your request to assign said Lease from SmithKline Beecham Corporation, a Pennsylvania corporation, as Tenant under the above-referenced Lease Agreement, to diaDexus LLC, a Delaware limited liability company, it is agreed as follows:

Landlord's Consent shall in no way void or alter any of the terms of the Lease by and between Landlord and Tenant, nor shall this Consent alter or diminish in any way Tenant's obligations to Landlord.

Landlord has not reviewed the terms of any agreement between Tenant and Assignee, and Landlord shall not be bound by any agreement other than the terms of the Lease between Landlord and Tenant. Landlord does not make any warranties or representations as to the condition of the lease Premises or the terms of the Lease between Landlord and Tenant. Landlord's consent to the assignment shall in no way obligate Landlord to any further consents or agreements between Tenant and/or Assignee.

Notwithstanding anything to the contrary contained in said June 26, 1997 Lease Agreement, it is agreed that diaDexus LLC, a Delaware limited liability company, has succeeded to all of the rights, obligations, and liabilities of SmithKline Beecham Corporation, a Pennsylvania corporation, under said Lease, effective on the date of the Assignment. It is further agreed that upon the happening of such Assignment that diaDexus LLC, a Delaware limited liability company, will be responsible for the full performance of all terms, covenants, and conditions of said June 26, 1997 Lease Agreement through the effective termination date of said Lease. diaDexus LLC, a Delaware limited liability company, specifically agrees to assume the duties and obligations of SmithKline Beecham Corporation, a Pennsylvania corporation, under the lease as Tenant from

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June 26, 1997, the execution date of the Lease Agreement. Notwithstanding anything to the contrary herein, it is further understood that both SmithKline Beechman Corporation, a Pennsylvania corporation, and diaDexus LLC, a Delaware limited liability company, will be jointly and severally liable for all terms and conditions of the aforementioned Lease from the Lease Commencement Date through the termination of said Lease, except that SmithKline Beachman Corporation's liability shall be limited as set forth in Section 46 of said Lease.

This Consent is conditional upon Landlord's receipt of Landlord's reasonable costs and attorney's fees, to which Landlord is entitled under Paragraph 16 of the Lease. Tenant shall immediately reimburse Landlord for such fees and costs upon receipt of Landlord's statement.

Except as modified herein, all other terms, covenants, and conditions of said June 26, 1997 Lease Agreement shall remain in full force and effect.

Please execute this letter in the space provided below and return all three copies to us. We will then return a fully executed copy to you.

                                            Respectfully yours,

                                            JOHN ARRILLAGA SEPARATE
                                            PROPERTY TRUST

                                            By:  /s/ JOHN ARRILLAGA
                                               ---------------------------------
                                               John Arrillaga, Trustee

                                            RICHARD T. PEERY SEPARATE
                                            PROPERTY TRUST

Dated: 15 December 1997                     By: /s/ RICHARD T. PEERY
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                                               Richard T. Peery, Trustee

AGREEMENT:

SmithKline Beechman Corporation,            diaDexus LLC,
a Pennsylvania Corporation                  a Delaware limited liability company

By: /s/ DONALD F. PARMAN                    By: /s/ P. Plewman
   -----------------------------               ---------------------------------

        Donald F. Parman                            P. Plewman
--------------------------------            ------------------------------------
Type or Print Name                          Type or Print Name

Title:    Secretary                          Title:  VP - Corporate Development
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